SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 6, 2004

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED 4-6-04

     All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements, including those regarding: the amount and timing of the benefits expected from the acquisition referred to in this Current Report and the expected time of completion of the acquisition; potential changes in WebMD’s business relationships; future deployment of applications; and other potential sources of additional revenue. These statements are based on WebMD’s current plans and expectations and involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of WebMD’s products and services; operational difficulties relating to combining acquired companies and businesses; WebMD’s ability to form and maintain mutually beneficial relationships with customers and strategic partners; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries, including matters relating to the manner and timing of implementation of the Health Insurance Portability and Accountability Act of 1996 (HIPAA) and the healthcare industry’s responses; and the ability of WebMD to attract and retain qualified personnel. Further information about these matters can be found in WebMD’s other Securities and Exchange Commission filings. WebMD expressly disclaims any intent or obligation to update these forward-looking statements.

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     ITEM 5. OTHER EVENTS

     On April 6, 2004, we announced that we had entered into a definitive agreement to acquire Dakota Imaging, Inc., a privately held provider of automated healthcare claims processing technology and business process outsourcing services. Dakota’s solutions assist its customers in reducing costly manual processing of healthcare documents and increase auto-adjudication and auto-payment of medical claims through advanced data scrubbing.

     WebMD has agreed to pay $40 million in cash at closing and has agreed to pay up to an additional $25 million in cash over a three year period beginning in April 2005 if certain milestones are achieved. The transaction is subject to Dakota shareholder approval and other customary closing conditions and is expected to be completed in April 2004. Upon completion of the transaction, Dakota will be included in our WebMD Envoy segment. With the acquisition of Dakota, WebMD Envoy becomes a leading supplier of paper, electronic and web based medical transaction processing solutions for both commercial and government payers.

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     ITEM 9. REGULATION FD DISCLOSURE

     On April 6, 2004, we issued a press release announcing that we had entered into a definitive agreement to acquire Dakota Imaging, Inc. A copy of the press release is attached as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION

Dated: April 7, 2004	By:	/s/ Lewis H. Leicher

Lewis H. Leicher Senior Vice President

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by WebMD Corporation, dated April 6, 2004, regarding definitive agreement to acquire Dakota Imaging, Inc.

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